SUPPLEMENT TO THE APRIL 30, 2017 PROSPECTUS
OF FIDELITY INCOME ADVANTAGE®
ISSUED BY FIDELITY INVESTMENTS LIFE
INSURANCE COMPANY® ("FILI")

Effective December 18, 2017, the short-term redemption fee for the following Funds has been removed: Fidelity VIP Consumer Discretionary Portfolio, Fidelity VIP Consumer Staples Portfolio, Fidelity VIP Energy Portfolio, Fidelity VIP Industrials Portfolio, Fidelity VIP Financial Services Portfolio, Fidelity VIP Health Care Portfolio, Fidelity VIP Materials Portfolio, Fidelity VIP Technology Portfolio, Fidelity VIP Telecommunications Portfolio, and Fidelity VIP Utilities Portfolio.

FIAL7-17-01 1.9886980.100	December 18, 2017